Filed pursuant to Rule 497(a)(1)
File No. 333-226876
Rule 482 AD

Priority Income Fund, Inc.
6.25% Series B Term Preferred Stock Due 2023

Final Pricing Term Sheet
October 18, 2018

Issuer:	Priority Income Fund, Inc.

Title of the Securities:	6.25% Series B Preferred Stock Due 2023 (the “Shares”)

Private Rating:* Initial Number of Shares Being Offered:	Egan-Jones Ratings Company: AA 900,000

Option to Purchase Additional Shares:	Up to an additional 135,000 Shares within 30 days

Trade Date: Settlement Date: Underwriting Discount:	October 19, 2018 October 23, 2018 $0.78125 per Share; $703,125 total (assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	$24.21875 per Share; $21,796,875 total (assuming the over-allotment option is not exercised)

Initial Public Offering Price:	$25.00 per Share

Liquidation Preference:	$25.00 per Share

Principal at Time of Payment:	100% of the aggregate Liquidation Preference; payable on the term redemption date.

Dividend Rate:	6.25% per annum

Day Count:	30/360

Original Issue Date:	October 23, 2018

Term Redemption Date:	December 31, 2023

Date Dividends Start Accruing:	October 23, 2018

Dividend Payment Date:	Quarterly, when, as and if declared by the Board of Directors out of funds legally available for payment, beginning December 31, 2018.

Dividend Periods:	The initial dividend period will be the period from and including October 23, 2018, to, but excluding, the initial dividend payment date (December 31, 2018), and quarterly thereafter.

Regular Record Dates for Dividend:	The date designated by the Board of Directors that is not less than seven, nor more than 20, calendar days prior to the applicable payment date.

Optional Redemption:
The Shares may be redeemed in whole or in part at any time or from time to time at Issuer’s option after October 23, 2020 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the Liquidation Preference of the Shares to be redeemed plus accrued and unpaid dividend payments otherwise payable thereon for the then-current quarterly dividend period accrued to (but excluding) the date fixed for redemption.

Repayment at Option of Holders:	Holders will not have the option to have the Shares redeemed prior to the term redemption date.

Listing:	Issuer intends to list the Shares on the New York Stock Exchange, within 30 days of the original issue date under the trading symbol “PRIFB.”

CUSIP / ISIN:	74274W 202 / US74274W2026

Lead Book-Running Manager:	Ladenburg Thalmann & Co. Inc.

Joint Book-Running Managers:	BB&T Capital Markets, a division of BB&T Securities, LLC B. Riley FBR, Inc. Incapital LLC

Co-Manager:	Maxim Group LLC

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2018. This information was included in or derived from our consolidated financial statements for the year ended June 30, 2018, which were audited by BDO USA LLP, our independent registered public accounting firm.

Class	Aggregate Amount Outstanding	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)
Preferred Stock	$34,000,000	$268.64	$25	$24.22
(1) For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of Company total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.
(2) The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation
(3) The average market value is the settlement price as of June 29, 2018. There were no settled preferred shares outstanding prior to June 29, 2018.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus, which contains this and other information about the Company, should be read carefully before investing. The information in the preliminary prospectus and in this pricing term sheet is not complete and may be changed. The Company may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the “SEC”) relating to the securities described herein is effective. This pricing term sheet is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Copies of the preliminary prospectus (and the final prospectus, when available) may be obtained by writing: Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com. Copies may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.